Events after reporting period	12 Months Ended
Jun. 30, 2021
Disclosure of non-adjusting events after reporting period [abstract]
Events after the reporting period	Events after the reporting period
As of August 2, 2021, we have received exchange requests for $81.7 million principal amount of the Notes that settle during our first quarter of fiscal year 2022.

All conditions for the Notes redemption under the Company right to redeem the Notes on or after November 6, 2020 have been met. Please refer to Note 16, “Debt” for additional information regarding the Notes. On August 2, 2021, the Company submitted an irrevocable redemption notice on the remaining outstanding Notes of $270.5 million principal amount. The redemption price per Note will be equal to 100% of the principal amount of such Notes to be redeemed, plus accrued and unpaid interest to, but excluding, the redemption date of October 7, 2021. The holders of these Notes subject to the redemption notice may exchange all or any portion of their Notes at any time prior to the close of business on the second scheduled trading day immediately preceding the related redemption date for cash. The exchange rate to be utilized for the Notes settlement is an adjusted rate of 12.2686 of the Company’s Class A ordinary shares per $1,000 principal amount of Notes.

In connection with the issuance of the Notes redemption notice, the Company executed agreements with the capped call counterparties to terminate the outstanding portion of the capped call transactions corresponding to the Notes to be redeemed or exchanged in respect of the redemption of the Notes. In addition, the Company made the first drawdown of $650 million from our Term Loan Facility.